T. Rowe Price Capital Opportunity Fund—R Class

Supplement to Summary Prospectus Dated May 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2015, Ann M. Holcomb, Jason B. Polun, and Eric L. Veiel will replace Anna M. Dopkin and become the fund’s co-portfolio managers and Co-Chairmen of the fund’s Investment Advisory Committee. Ms. Holcomb joined T. Rowe Price in 1996, Mr. Polun joined T. Rowe Price in 2007, and Mr. Veiel joined T. Rowe Price in 2005.

The date of this supplement is September 4, 2014.

E408-041-S 9/4/14